UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a party other than the Registrant	☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

CLOVER LEAF CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED JUNE 16, 2023

CLOVER LEAF CAPITAL CORP.
1450 Brickell Avenue, Suite 2520
Miami, FL 33131

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF CLOVER LEAF CAPITAL CORP.:

You are cordially invited to attend the special meeting in lieu of an annual meeting, which we refer to as the “Special Meeting”, of stockholders of Clover Leaf Capital Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at [•] Eastern Time on [•], 2023.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/[•].

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated [•], 2023 and is first being mailed to stockholders of the Company on or about [•], 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s shares of Class A common stock, par value $0.0001 per share (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on July 22, 2021, which we refer to as the “IPO”, from July 22, 2023 to January 22, 2024 or such earlier date as may be determined by the Company’s board of directors in its sole discretion, the “Extended Date”;

•        a proposal to amend the Company’s charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Conversion Amendment”) to provide for the elective right of holders of shares of Class B common stock, par value $0.0001 per share (“Class B common stock”), to convert such shares into shares of Class A common stock, on a one-for-one basis at any time prior to the closing of a business combination, which we refer to as the “Conversion Amendment Proposal” and together with the Extension Amendment Proposal, the “Charter Amendment Proposals”;

•        a proposal to ratify the selection by the audit committee of the Board of Marcum LLP, to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”; and

•        a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the other proposals.

The Conversion Amendment Proposal is conditioned upon the approval of the Extension Amendment Proposal. No other proposal is conditioned on the approval of any other proposal. Each of the Extension Amendment Proposal, the Conversion Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination (“business combination”). On June 1, 2023, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CL Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Clover Leaf, Yntegra Capital Investments LLC, a Delaware limited liability company, in the capacity as the representative for the stockholders of Clover Leaf (other than Digital Ally, Inc.), Kustom Entertainment, Inc., a Nevada corporation (“Kustom Entertainment”), and Digital Ally, Inc., a Nevada corporation and the sole stockholder of Kustom Entertainment. For more information about the business combination with Kustom Entertainment, see the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 6, 2023.

Our charter previously provided that the Company had until July 22, 2022 to complete its business combination, subject to up to three three-month extensions (for a total of up to 21 months to complete a business combination), subject to Yntegra Capital Investments, LLC (the “Sponsor”) or its designees depositing additional funds into the Company’s Trust Account (as defined herein).

On July 19, 2022, an aggregate of $1,383,123 (the “First Extension Payment”) was deposited by the Sponsor into the Trust Account, representing $0.10 per public share, which enabled the Company to extend the period of time it had to consummate its business combination by an additional three months from July 22, 2022 to October 22, 2022 (the “First Paid Extension Period”). In connection with the First Extension Payment, the Company issued to the Sponsor an unsecured promissory note having a principal amount equal to the amount of the First Extension Payment. The note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Company’s business combination is consummated and (ii) the date of the liquidation of the Company. The First Paid Extension Period is the first of up to three three-month extensions permitted under the charter. As a result of the First Paid Extension Period, the Company had until October 22, 2022 to complete its business combination.

On October 19, 2022, the Company held a special meeting of the stockholders, to approve a further extension of the date by which the Company had to complete its business combination from October 22, 2022 to July 22, 2023 (the “October 2022 Extension”), which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation which were adopted at such meeting on October 19, 2022. In connection with the approval of the October 2022 Extension, stockholders elected to redeem an aggregate of 12,204,072 shared of Class A common stock. As a result, an aggregate of approximately $125,587,180.34 (or approximately ($10.29 per share) was released from the Trust Account to pay such stockholders and 2,441,063 shares of Class A common stock were issued and outstanding on October 19, 2022. The Sponsor loaned the Company approximately $1,383,123 to support the October 2022 Extension, of which an aggregate of approximately $1,383,123 has been deposited into the Trust Account as of October 19, 2022.

As a result of the October 2022 Extension, and as provided in the Amendment to the Amended and Restated Certificate of Incorporation, the Company currently has until July 22, 2023 to complete its business combination (the “Termination Date”). The Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate a business combination. Without the Extension Amendment, the Company believes that the Company will not be able to complete the proposed business combination with Kustom Entertainment on or before the Termination Date. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate.

Additionally, the purpose of the Conversion Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock at any point in time prior to a business combination. Together with the Extension Amendment Proposal, the Conversion Amendment Proposal will give the Company further flexibility to retain stockholders and meet Nasdaq continued listing requirements, including in the event that the Extension Amendment is approved and redemptions otherwise cause the Company to no longer be in compliance with Nasdaq’s listing standards.

The Company reserves the right at any time to cancel the Special Meeting and not to submit to its stockholders the Charter Amendment Proposals or implement either proposal. In the event the Special Meeting is cancelled, the Company will dissolve and liquidate in accordance with our charter.

Our board of directors (the “Board”) does not believe that there will be sufficient time before July 22, 2023 to complete the business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain the Charter Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Charter Amendment Proposals, public stockholders may elect to redeem their shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal or the Conversion Amendment Proposal. If the Charter Amendment Proposals are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our Sponsor owns: (i) 3,457,807 shares of our Class B common stock, representing all of the shares of Class B common stock currently outstanding, which we refer to as the “Founder Shares”, which shares were issued to the Sponsor prior to our IPO, and (ii) 571,859 shares of Class A common stock included in private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Our IPO underwriter, Maxim Group LLC (“Maxim”), owns 138,312 shares of Class A common stock, which we refer to as the “Representative Shares,” and 103,734 shares of Class A common stock included in Private Placement Units that were issued to Maxim simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [•]. 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (x) $60,000 per month or (y) $0.06 per public share that is not redeemed, for each calendar month (commencing on July 22, 2023 and on the 22nd day of each subsequent month) until the Extended Date (each, an “Extension Period”), or portion thereof, that is needed to complete an initial business combination (each, a “Contribution”). Each Contribution will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). For example, if we take until October 22, 2023, to complete our business combination, which would represent three calendar months, and there are no redemptions in connection with the Extension Amendment Proposal, Sponsor or its designees would make aggregate Contributions resulting in a redemption amount of approximately $180,000, and the per-share amount contributed for the three-month period would be approximately $0.11 per share, resulting in a total redemption amount of approximately $11.58 per share, in comparison to the current redemption amount of approximately $11.47 per share. Accordingly, if the Extension Amendment Proposal is approved and we need until the Extended Date, which is the full amount of time permitted by the Extension Amendment, to complete our business combination or the Company’s subsequent liquidation, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make aggregate contributions of $360,000, and the per-share amount contributed for the six-month period would be approximately $0.22 per share, resulting in a total redemption amount of approximately $11.69 per share, in comparison to the current redemption amount of approximately $11.47 per share. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. We will have the sole discretion whether to continue extending for additional calendar months until the Extended Date. If we opt not to utilize any remaining portion of the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

% of Redemptions at Extension	Shares Not Redeemed at Extension	Monthly Contribution per Share	Post-Charter Extension Redemption Amount per Share (After Six Months)
0%	1,627,158	$0.04	$11.71
25%	1,220,368	$0.05	$11.77
50%	813,579	$0.06	$11.83
75%	406,789	$0.06	$11.83
90%	162,716	$0.06	$11.83

The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.47 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on June 15, 2023 as reported on the Nasdaq Capital Market was $11.25. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by July 22, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and Maxim will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least 50% of the Company’s outstanding shares of common stock, including the Founder Shares, the Representative Shares and the shares underlying the Private Placement Units (the “Private Placement Shares”), will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Approval of the Conversion Amendment Proposal requires (i) at least 50% of the Company’s outstanding shares of common stock, including the Founder Shares, the Representative Shares and the Private Placement shares and (ii) the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class B common stock, voting as a single class, present and entitled to vote at the Special Meeting. Our Sponsor owns all of the outstanding shares of Class B common stock and has advised us that it intends to vote all of its shares of Class B common stock in favor of the Conversion Amendment Proposal.

Approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on [•], 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on a business combination at this time. If the Extension Amendment and Conversion Amendment are implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Conversion Amendment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Conversion Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

[•], 2023	By Order of the Board of Directors

Felipe MacLean
Chairman and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Conversion Amendment, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Conversion Amendment. Abstentions and broker-non votes will be considered present for purposes of establishing a quorum for the Auditor Ratification Proposal; broker non-votes will count as votes cast on the Auditor Ratification Proposal, whereas abstentions will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person (including virtually) at the Special Meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•], 2023: This notice of meeting, the accompanying Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/[•].

CLOVER LEAF CAPITAL CORP.
1450 Brickell Avenue, Suite 2520
Miami, FL 33131

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2023

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting”, of stockholders of Clover Leaf Capital Corp., which we refer to as the “we”, “us”, “our” or the “Company”, will be held at [•] Eastern Time on [•], 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/[•]. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in the form set forth in Annex A, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on July 22, 2021, which we refer to as the “IPO”, from July 22, 2023 to January 22, 2024 or such earlier date as may be determined by the Company’s board of directors in its sole discretion, and such later date, the “Extended Date”; and

•        a proposal to amend the Company’s charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Conversion Amendment”) to provide for the elective right of holders of shares of Class B common stock, par value $0.0001 per share (“Class B common stock”), to convert such shares into shares of Class A common stock, on a one-for-one basis at any time prior to the closing of a business combination, which we refer to as the “Conversion Amendment Proposals” and together with the Extension Amendment Proposal, the “Charter Amendment Proposals”;

•        a proposal to ratify the selection by the audit committee of the Board of Marcum LLP, to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”; and

•        a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the other proposals.

The Conversion Amendment Proposal is conditioned upon the approval of the Extension Amendment Proposal. No other proposal is conditioned on the approval of any other proposal. The Extension Amendment Proposal is required for the implementation of the plan of the board of directors, which we refer to as the “Board”, to extend the date by which the Company has to complete our business combination (the “business combination”). The purpose of the Extension Amendment is to allow the Company more time to complete a business combination.

On June 1, 2023, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CL Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Clover Leaf, Yntegra Capital Investments LLC, a Delaware limited liability company, in the capacity as the representative for the stockholders of Clover Leaf (other than Digital Ally, Inc.), Kustom Entertainment, Inc., a Nevada corporation (“Kustom Entertainment”), and Digital Ally, Inc., a Nevada corporation and the sole stockholder of Kustom Entertainment. For more information about the business combination with Kustom Entertainment, see the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 6, 2023.

Our charter previously provided that the Company had until July 22, 2022 to complete its business combination, subject to up to three three-month extensions (for a total of up to 21 months to complete a business combination), subject to the Sponsor or its designees depositing additional funds into the Company’s Trust Account (as defined herein).

On July 19, 2022, an aggregate of $1,383,123 (the “First Extension Payment”) was deposited by the Sponsor into the Trust Account, representing $0.10 per public share, which enabled the Company to extend the period of time it had to consummate its business combination by an additional three months from July 22, 2022 to October 22, 2022 (the “First Paid Extension Period”). In connection with the First Extension Payment, the Company issued to the Sponsor an unsecured promissory note having a principal amount equal to the amount of the First Extension Payment. The note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Company’s business combination is consummated and (ii) the date of the liquidation of the Company. The First Paid Extension Period is the first of up to three three-month extensions permitted under the charter.

As a result of the First Paid Extension Period, the Company had until October 22, 2022 to complete its business combination. On October 19, 2022, the Company held a special meeting of the stockholders, to approve a further extension of the date by which the Company had to complete its business combination from October 22, 2022 to July 22, 2023 (the “October 2022 Extension”), which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation which were adopted at such meeting on October 19, 2022. In connection with the approval of the October 2022 Extension, stockholders elected to redeem an aggregate of 12,204,072 shared of Class A common stock. As a result, an aggregate of approximately $125,587,180.34 (or approximately ($10.29 per share) was released from the Trust Account to pay such stockholders and 2,441,063 shares of Class A common stock were issued and outstanding on October 19, 2022. The Sponsor loaned the Company approximately $1,383,123 to support the October 2022 Extension, of which an aggregate of approximately $1,383,123 has been deposited into the Trust Account as of October 19, 2022.

As a result of the October 2022 Extension, and as provided in the Amendment to the Amended and Restated Certificate of Incorporation, the Company currently has until July 22, 2023 to complete its business combination (the “Termination Date”). The Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate a business combination. Without the Extension Amendment, the Company believes that the Company will not be able to complete a proposed business combination with Kustom Entertainment on or before the Termination Date. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate.

The Company reserves the right at any time to cancel the Special Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled, the Company will dissolve and liquidate in accordance with our charter.

In connection with the Charter Amendment Proposals, public stockholders may elect to redeem their shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal or the Conversion Amendment Proposal. If the Charter Amendment Proposals are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our Sponsor owns: (i) 3,457,807 shares of our Class B common stock, representing all of the shares of Class B common stock currently outstanding, which we refer to as the “Founder Shares”, which shares were issued to the Sponsor prior to our IPO, and (ii) 571,859 shares of Class A common stock included in private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Our IPO underwriter, Maxim Group LLC (“Maxim”), owns 138,312 shares of Class A common stock, which we refer to as the “Representative Shares,” and 103,734 shares of Class A common stock included in Private Placement Units that were issued to Maxim simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [•], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (x) $60,000 per month or (y) $0.06 per public share that is not redeemed, for each calendar month (commencing on July 22, 2023 and on the 22nd day of each subsequent month) until the Extended Date (each, an “Extension Period”), or portion thereof, that is needed to complete an initial business combination (each, a “Contribution”). Each Contribution will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). For example, if we take until October 22, 2023, to complete our business combination, which would represent three calendar months, and there are no redemptions in connection with the Extension Amendment Proposal, Sponsor or its designees would make aggregate Contributions resulting in a redemption amount of approximately $180,000, and the per-share amount contributed for the three-month period would be approximately $0.11 per share, resulting in a total redemption amount of approximately $11.58 per share, in comparison to the current redemption amount of approximately $11.47 per share. Accordingly, if the Extension Amendment Proposal is approved and we need until the Extended Date, which is the full amount of time permitted by the Extension Amendment, to complete our business combination or the Company’s subsequent liquidation, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make aggregate contributions of $360,000, and the per-share amount contributed for the six-month period would be approximately $0.22 per share, resulting in a total redemption amount of approximately $11.69 per share, in comparison to the current redemption amount of approximately $11.47 per share. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. We will have the sole discretion whether to continue extending for additional calendar months until the Extended Date. If we opt not to utilize any remaining portion of the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

% of Redemptions at Extension	Shares Not Redeemed at Extension	Monthly Contribution per Share	Post-Charter Extension Redemption Amount per Share (After Six Months)
0%	1,627,158	$0.04	$11.71
25%	1,220,368	$0.05	$11.77
50%	813,579	$0.06	$11.83
75%	406,789	$0.06	$11.83
90%	162,716	$0.06	$11.83

The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $18,661,292.28 that was in the Trust Account as of June 15, 2023. In such event, the Company may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by July 22, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 3,457,807 Founder Shares, which were issued to the Sponsor prior to our IPO, 571,859 Private Placement Units, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In the event of a liquidation, Maxim will not receive any monies held in the Trust Account as a result of 138,312 Representative Shares and 103,734 Private Placement Units, which were issued to Maxim simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the amount in the Trust Account as of June 15, 2023, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.47. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $11.47, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our IPO prospectus filed with the U.S. Securities and Exchange Commission, which we refer to as the “SEC,” on July 21, 2021, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company rather than an operating company, and our operations have been limited to searching for prospective target business to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated July 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on [•], 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 2,441,063 shares of Class A common stock and 3,457,807 shares of Class B common stock outstanding. The Company’s rights do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali, LLC, who we refer to as Morrow, to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $15,000 in connection with such services in connection with the Special Meeting. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the Extension Amendment is approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.

This Proxy Statement is dated [•], 2023 and is first being mailed to stockholders on or about [•], 2023.

[•], 2023	By Order of the Board of Directors

Felipe MacLean
Chairman and Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on February 25, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In July 2021, we consummated our IPO as well as a private placement from which we derived net proceeds of approximately $138,312,200 in the aggregate. Like most blank check companies, our charter provides for the return of our IPO proceeds held in the Trust Account to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination consummated on or before a certain date.

On July 19, 2022, the Company issued a press release announcing that the Sponsor had caused to be deposited an aggregate of $1,383,123 (representing $0.10 per public share) (the “First Extension Payment”) into the Company’s trust account for its public stockholders. This deposit enables the Company to extend the date by which the Company has to complete its business combination from July 22, 2022 to October 22, 2022 (the “First Paid Extension”). The First Paid Extension is the first of three three-month extensions permitted under the Company’s governing documents and provides the Company with additional time to complete its business combination.

On October 19, 2022, the Company held a special meeting of the stockholders, to approve a further extension of the date by which the Company had to complete its business combination from October 22, 2022 to July 22, 2023 (the “October 2022 Extension”), which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation which were adopted at such meeting on October 19, 2022. In connection with the approval of the October 2022 Extension, stockholders elected to redeem an aggregate of 12,204,072 shared of Class A common stock. As a result, an aggregate of approximately $125,587,180.34 (or approximately ($10.29 per share) was released from the Trust Account to pay such stockholders and 2,441,063 shares of Class A common stock were issued and outstanding on October 19, 2022. The Sponsor loaned the Company approximately $1,383,123 to support the October 2022 Extension, of which an aggregate of approximately $1,383,123 has been deposited into the Trust Account as of October 19, 2022.

The amount in the Trust Account was initially $10.15 per public share and following the October 2022 Extension is approximately $11.47 per share as of June 15, 2023.

Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete a business combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination.

Why does the Company need to hold an annual meeting?

The Special Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders within 12 months after our fiscal year ended December 31, 2022 to give our stockholders an opportunity to meet and ask questions of management. In addition to sending our stockholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

What is being voted on?

You are being asked to vote on:

•   a proposal to amend our charter to extend the date by which we have to consummate a business combination from July 22, 2023 to January 22, 2024;

•   a proposal to amend our charter to provide for the elective right of holders of shares of Class B common stock, to convert such shares into shares of Class A common stock, on a one-for-one basis at any time prior to the closing of a business combination;

•   a proposal to ratify the selection by the Audit Committee of Marcum to serve as our independent registered public accounting firm for the year ending December 31, 2022; and

•   a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

The Charter Amendment Proposals are required for the implementation of our Board’s plan to extend the date that we have to complete our business combination. The purpose of the Extension Amendment is to allow the Company more time to complete a business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

Our charter provides for the return of our IPO proceeds held in the Trust Account to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination consummated on or before July 22, 2023. As explained below, we will not be able to complete a business combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination. There is no assurance that the Company will be able to consummate a business combination, given the actions that must occur prior to closing of a business combination.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from July 22, 2023 to January 22, 2024.

The purpose of the Conversion Amendment is to allow the holders of Class B common stock to convert such shares at any point in time prior to the business combination. Together with the Extension Amendment Proposal, the Conversion Amendment Proposal will give the Company further flexibility to retain stockholders and meet continued listing requirements of Nasdaq in the event that the Extension Amendment Proposal is approved.

If the Extension Amendment Proposal or the Conversion Amendment Proposal is not approved by the Company’s stockholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

The Company reserves the right at any time to cancel the Special Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled, the Company will dissolve and liquidate in accordance with our existing charter.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate a business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from July 22, 2023 to January 22, 2024. The Extension Amendment would give the Company additional time to complete a business combination.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before July 22, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.
Why is the Company proposing the Conversion Amendment Proposal?

The purpose of the Conversion Amendment is to allow the holders of Class B common stock to convert such shares at any point in time prior to the business combination. Together with the Extension Amendment Proposal, the Conversion Amendment Proposal will give the Company further flexibility to retain stockholders and meet continued listing requirements of Nasdaq in the event that the Extension Amendment Proposal is approved.

Why should I vote “FOR” the Conversion Amendment Proposal?

On April 19, 2023, the Company received a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that the Company longer meets the minimum 500,000 publicly held shares requirement for The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(4) (the “Public Shares Requirement”). The notification received has no immediate effect on the Company’s Nasdaq listing. On June 5, 2023, the Company submitted a plan to regain compliance with the Public Shares Requirement.

On April 21, 2023, the Company received a deficiency letter from the Staff of Nasdaq notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below the $35 million minimum requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”).

Nasdaq may delist our securities from trading on its exchange. The delisting of our securities could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our charter currently provides that shares of Class B common stock shall be convertible into shares of Class A common stock on a one-for-one basis automatically upon the closing of the business combination. By allowing holders of our Class B common stock to convert such shares to shares of Class A common stock prior to the consummation of the business combination, we will have greater flexibility to regain and maintain compliance with Nasdaq’s continued listing requirements. If the Conversion Amendment Proposal is approved and the Conversion Amendment is adopted, any Founder Shares that are converted prior to the business combination will continue to remain subject to the same restrictions as any unconverted Founder Shares, including as to trading, voting and redemption.

Our Board recommends that you vote in favor of the Conversion Amendment Proposal.
Why should I vote “FOR” the Auditor Ratification Proposal?

Marcum has served as the Company’s independent registered public accounting firm since 2021. Our audit committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete a business combination.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (x) $60,000 per month or (y) $0.06 per public share that is not redeemed, for each calendar month (commencing on July 22, 2023 and on the 22nd day of each subsequent month) until the Extended Date (each, an “Extension Period”), or portion thereof, that is needed to complete an initial business combination (each, a “Contribution”). Each Contribution will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). For example, if we take until October 22, 2023, to complete our business combination, which would represent three calendar months, and there are no redemptions in connection with the Extension Amendment Proposal, Sponsor or its designees would make aggregate Contributions resulting in a redemption amount of approximately $180,000, and the per-share amount contributed for the three-month period would be approximately $0.11 per share, resulting in a total redemption amount of approximately $11,58 per share, in comparison to the current redemption amount of approximately $11.47 per share. Accordingly, if the Extension Amendment Proposal is approved and we need until the Extended Date, which is the full amount of time permitted by the Extension Amendment, to complete our business combination or the Company’s subsequent liquidation, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make aggregate contributions of $360,000, and the per-share amount contributed for the six-month period would be approximately $0.22 per share, resulting in a total redemption amount of approximately $11.69 per share, in comparison to the current redemption amount of approximately $11.47 per share. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. We will have the sole discretion whether to continue extending for additional calendar months until the Extended Date. If we opt not to utilize any remaining portion of the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

% of Redemptions at Extension	Shares Not Redeemed at Extension	Monthly Contribution per Share	Post-Charter Extension Redemption Amount per Share (After Six Months)
0%	1,627,158	$0.04	$11.71
25%	1,220,368	$0.05	$11.77
50%	813,579	$0.06	$11.83
75%	406,789	$0.06	$11.83
90%	162,716	$0.06	$11.83

The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal or if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposals. Currently, the Sponsor owns approximately 68.30% of our issued and outstanding shares of common stock, including 3,457,807 Founder Shares and 571,859 Private Placement Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment and Conversion Amendment.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 50% of our outstanding shares of common stock on the record date.

The approval of the Conversion Amendment Proposal requires (i) at least 50% of the Company’s outstanding shares of common stock, including the Founder Shares, the Representative Shares and the Private Placement shares and (ii) the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class B common stock as of the Record Date, voting as a single class, present and entitled to vote at the Special Meeting.

The approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Charter Amendment Proposals?

If you do not want the Charter Amendment Proposals to be approved, you must abstain, not vote, or vote “AGAINST” each proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Charter Amendment Proposals so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment and Conversion Amendment. If the Extension Amendment Proposal and the Conversion Amendment Proposal are approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by July 22, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our rights which will expire worthless in the event we wind up.

In the event of a liquidation, the Sponsor and Maxim will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, Representative Shares, or the Private Placement Shares.

If the Extension Amendment Proposal and the Conversion Amendment Proposal are approved, what happens next?

If the Charter Amendment Proposals are approved, the Company will continue to attempt to complete a proposed business combination with Kustom Entertainment (or, if the proposed business combination with Kustom Entertainment is not consummated, another business combination) until the Extended Date.

We are seeking approval of the Charter Amendment Proposals because we will not be able to complete all of the tasks listed above prior to July 22, 2023. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of a business combination. If stockholders approve a business combination, we expect to consummate a business combination as soon as possible following such stockholder approval.

Upon the requisite approval of the Extension Amendment Proposal and the Conversion Amendment Proposal, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A common stock and public rights will remain publicly traded.

If the Charter Amendment Proposals are implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor, Maxim and our directors and our officers as a result of their ownership of the Founder Shares, Representative Shares and Private Placement Shares.

Upon conversion of any shares of Class B common stock to shares of Class A common stock, such shares of Class A common stock shall still not be entitled to receive funds from the Trust Account through redemptions or otherwise. Additionally, the as-converted Class A common stock will remain subject to all of the restrictions applicable to the pre-conversion Class B common stock, including the prohibition on transferring, assigning or selling such shares until the earlier to occur of: (A) six months after the completion of a business combination, and (B) subsequent to a business combination, (x) if the last reported sale price of the shares of Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a business combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the public stockholders having the right to exchange their shares of common stock for cash, securities or other property (except with respect to permitted transferees) ), and the obligation to vote in favor of a business combination as described in the prospectus for our IPO.

The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 50% of our outstanding shares of common stock on the record date.

The approval of the Conversion Amendment Proposal requires (i) at least 50% of the Company’s outstanding shares of common stock, including the Founder Shares, the Representative Shares and the Private Placement shares and (ii) the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class B common stock as of the Record Date, voting as a single class, present and entitled to vote at the Special Meeting.

Notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement either Charter Amendment at any time without any further action by our stockholders.

What happens to the Company rights if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by July 22, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up.

What happens if the Conversion Amendment Proposal is not approved?

If the Conversion Amendment Proposal is not approved, we will not amend our charter to provide for the ability of holders of our shares Class B common stock to convert such shares to shares of Class A common stock at the holder’s election. Instead, the shares of Class B common stock would only become convertible upon consummation of a business combination. In the event the Extension Amendment Proposal is approved and stockholder redemptions are processed in connection with such approvals, we may not have enough shares of Class A common stock outstanding to remain in compliance with Nasdaq continued listing standards, and Nasdaq may delist our securities. If Nasdaq delists our securities, we may have greater difficulty completing a business combination.

What happens to the Company’s rights if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public rights will remain outstanding and will be exchanged for 1/8 of one share of Class A common stock upon completion of a business combination.

Would I still be able to exercise my redemption rights if I vote “AGAINST” a business combination?

Unless you elect to redeem your public shares at this time, you will be able to vote on a business combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of a business combination. If you disagree with a business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve a business combination, subject to any limitations set forth in our charter.

How do I attend the meeting?

As a registered stockholder, you received a proxy card from Continental Stock Transfer & Trust Company. The form contains instructions on how to attend the Special Meeting including the URL address, along with your 12 digit control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

If you do not have internet capabilities, you can listen only to the meeting by dialing [•] (toll-free) within the U.S. and Canada, or [•] (standard -rates apply) outside of the U.S. and Canada. When prompted, enter the pin number [•]#. This is listen-only, and you will not be able to vote or enter questions during the meeting.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at gescalante@yntegra.us, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least 50% of the outstanding shares as of the record date of our common stock, including the Founder Shares, Representative Shares and the Private Placement Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Conversion Amendment Proposal requires (i) at least 50% of the Company’s outstanding shares of common stock, including the Founder Shares, the Representative Shares and the Private Placement shares and (ii) the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class B common stock as of the Record Date, voting as a single class, present and entitled to vote at the Special Meeting. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Conversion Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Auditor Ratification Proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the Extension Amendment Proposal, the Conversion Amendment Proposal and, if presented, the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 3,008,424 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on [•], 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 2,441,063 shares of Class A common stock and 3,457,807 shares of Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Conversion Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Conversion Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Conversion Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

The Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) 3,457,807 Founder Shares (purchased for $25,000), 571,859 Private Placement Units (purchased for $5,718,859), which would expire worthless if a business combination is not consummated and (ii) promissory notes in the aggregate principal amount of up to $2,766,246 issued in connection with the Sponsor’s First Extension Payment, of which $1,383,123 was outstanding as of June 15, 2023 and in connection with the October 2022 Extension, of which $1,383,123 was outstanding as of June 15, 2023.

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.
What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?

If the Extension Amendment is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: SPAC Redemption Team E-mail: spacredemptions@continentalstock.com

In the event that a public stockholder tenders its shares and decides that it does not want to redeem its shares, the stockholder may withdraw the tender at any time prior to the Special Meeting. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $15,000 in connection with such services in connection with the Special Meeting. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the Extension Amendment is approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Morrow, at (800) 662-5200 (toll free) or by email at CLOE.info@investor.morrowsodali.com.

You may also contact us at: Clover Leaf Capital Corp. 1450 Brickell Avenue, Suite 2520 Miami, FL 33131 E-mail: gescalante@yntegra.us
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending business combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        Our ability to enter into a definitive agreement and related agreements;

•        our ability to complete a business combination;

•        the anticipated benefits of a business combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the trust account;

•        the competitive environment in which our successor will operate following a business combination; and

•        proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our final prospectus dated July 19, 2021, as filed with the SEC on July 21, 2021, our Annual Report on Form 10-K filed with the SEC on April 14, 2023 , our Quarterly Report on Form 10-Q filed with the SEC on May 16, 2023 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Quarterly Report on Form 10-Q filed with the SEC on May 16, 2023, our Annual Report on Form 10-K filed with the SEC on April 14, 2023, the Registration Statement on Form S-4 and related amendments and supplements that will be filed with the SEC in connection with the business combination with Kustom Entertainment and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment will enable us to complete a business combination.

Approving the Extension Amendment involves a number of risks. Even if the Extension Amendment is approved, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment is approved, the Company expects to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension Amendment or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We recently received Nasdaq notices for failing to comply with listing requirements and there is no assurance we will regain compliance or maintain our Nasdaq listing. If we cannot regain compliance, our securities will be subject to delisting and the liquidity and the trading price of our securities could be adversely affected.

On April 19, 2023, the Company received a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that the Company longer meets the minimum 500,000 publicly held shares requirement for The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(4) (the “Public Shares Requirement”). The notification received has no immediate effect on the Company’s Nasdaq listing. On June 5, 2023, the Company submitted a plan to regain compliance with the Public Shares Requirement.

On April 21, 2023, the Company received a deficiency letter from the Staff of Nasdaq notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below the $35 million minimum requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”).

The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has been provided an initial period of 180 calendar days, or until October 18, 2023 (the “Compliance Date”), to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, the Company’s MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide the Company written confirmation of compliance with the MVLS Requirement. The Company intends to monitor the market value of the Company’s listed securities and may, if appropriate, consider available options to regain compliance with the MVLS Requirement.

If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A common stock is considered a “penny stock,” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage;

•        a decreased ability to issue additional securities or obtain additional financing in the future; and

•        being subject to regulation in each state in which we offer our securities, including in connection with our business combination.

BACKGROUND

General

We are a blank check company formed in Delaware on February 25, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 2,441,063 shares of Class A common stock and 3,457,807 shares of Class B common stock issued and outstanding. In addition, we issued rights to purchase 1,728,903 shares of Class A common stock upon consummation of a business combination as part of our IPO and rights to purchase 84,449 shares of Class A common stock upon consummation of a business combination as part of the private placement with the Sponsor and Maxim that we consummated simultaneously with the consummation of our IPO, with every eight (8) rights entitling the holder thereof to receive one share of Class A common stock at the closing of the business combination.

On July 19, 2022, the Company issued a press release announcing that the Sponsor had caused to be deposited an aggregate of $1,383,123 (representing $0.10 per public share) (the “Extension Payment”) into the Company’s trust account for its public stockholders. The deposit enables the Company to extend the date by which we must consummate our business combination from July 22, 2022 to October 22, 2022 (the “First Extension Loan”).

Approximately $142,467,912.06 from our IPO, the simultaneous private placement and the First Extension Loan are being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

On July 19, 2022, an aggregate of $1,383,123 (the “First Extension Payment”) was deposited by the Sponsor into the Trust Account, representing $0.10 per public share, which enabled the Company to extend the period of time it had to consummate its business combination by an additional three months from July 22, 2022 to October 22, 2022 (the “First Paid Extension Period”). In connection with the First Extension Payment, the Company issued to the Sponsor an unsecured promissory note having a principal amount equal to the amount of the First Extension Payment. The note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Company’s business combination is consummated and (ii) the date of the liquidation of the Company. The First Paid Extension Period is the first of up to three three-month extensions permitted under our charter.

On October 19, 2022, the Company held a special meeting of the stockholders, to approve a further extension of the date by which the Company had to complete its business combination from October 22, 2022 to July 22, 2023 (the “October 2022 Extension Date”), which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation which were adopted at such meeting on October 19, 2022. In connection with the approval of the October 2022 Extension Date, stockholders elected to redeem an aggregate of 12,204,072 shared of Class A common stock. As a result, an aggregate of approximately $125,587,180.34 (or approximately ($10.29 per share) was released from the Trust Account to pay such stockholders and 2,441,063 shares of Class A common stock were issued and outstanding on October 19, 2022. The Sponsor loaned the Company approximately $1,383,123 to support the October 2022 Extension, of which an aggregate of approximately $1,383,123 has been deposited into the Trust Account as of October 19, 2022.

Proposed Business Combination with Kustom Entertainment

As previously announced on the Company’s Current Form 8-K filed with the SEC on June 6, 2023, on June 1, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CL Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Clover Leaf (“Merger Sub”), Yntegra Capital Investments LLC, a Delaware limited liability company, in the capacity as the representative from and after the Effective Time (as defined in the Merger Agreement) for the stockholders of Clover Leaf (other than the Company Stockholder (as defined below) and its successors and assignees) in accordance with the terms and conditions of the Merger Agreement (the “Sponsor” or the “Purchaser Representative”), Kustom Entertainment, Inc., a Nevada corporation with a focus and mission to own and produce events, festivals, and entertainment alongside its evolving primary and secondary ticketing technologies (the “Kustom Entertainment”), and Digital Ally, Inc., a Nevada corporation and the sole stockholder of the Company (the “Company Stockholder”). Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein upon the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Kustom Entertainment (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with Kustom Entertainment continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of the Company. In the Merger, all of the issued and outstanding capital stock of Kustom Entertainment immediately prior to the Effective Time shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right for the Company Stockholder to receive the Merger Consideration (as defined in the Merger Agreement). Upon consummation of the Transactions, the Company will change its name to “Kustom Entertainment, Inc.”

Regulatory Approvals

We are not aware of any material regulatory approvals or actions that are required for completion of the business combination. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date so as to provide the Company with additional time to complete a business combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete a business combination.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by July 22, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s existing charter provides that the Company has until July 22, 2023 to complete a business combination. The purpose of the Extension Amendment is to allow the Company more time to complete its business combination.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 50% of all outstanding shares of common stock, including the Founder Shares, the Representative Shares and the Private Placement Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude the proposed business combination with Kustom Entertainment or another business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond July 22, 2023 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the proposed business combination with Kustom Entertainment.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. The Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company fails to consummate a suitable business combination in the timeframe contemplated by the charter.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate a business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination with Kustom Entertainment or any other acquisition target by July 22, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s rights which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and Maxim will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, Representative Shares or the Private Placement Shares.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public rights will remain publicly traded. The Company will then continue to work to consummate a business combination with Kustom Entertainment by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

If the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (x) $60,000 per month or (y) $0.06 per public share that is not redeemed, for each calendar month (commencing on July 22, 2023 and on the 22nd day of each subsequent month) until the Extended Date (each, an “Extension Period”), or portion thereof, that is needed to complete an initial business combination (each, a “Contribution”). Each Contribution will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). For example, if we take until October 22, 2023, to complete our business combination, which would represent three calendar months, and there are no redemptions in connection with the Extension Amendment Proposal, Sponsor or its designees would make aggregate Contributions resulting in a redemption amount of approximately $180,000, and the per-share amount contributed for the three-month period would be approximately $0.11 per share, resulting in a total redemption amount of approximately $11.58 per share, in comparison to the current redemption amount of approximately $11.47 per share. Accordingly, if the Extension Amendment Proposal is approved and we need until the Extended Date, which is the full amount of time permitted by the Extension Amendment, to complete our business combination or the Company’s subsequent liquidation, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make aggregate contributions of $360,000, and the per-share amount contributed for the six-month period would be approximately $0.22 per share, resulting in a total redemption amount of approximately $11.69 per share, in comparison to the current redemption amount of approximately $11.47 per share. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. We will have the sole discretion whether to continue extending for additional calendar months until the Extended Date. If we opt not to utilize any remaining portion of the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

% of Redemptions at Extension	Shares Not Redeemed at Extension	Monthly Contribution per Share	Post-Charter Extension Redemption Amount per Share (After Six Months)
0%	1,627,158	$0.04	$11.71
25%	1,220,368	$0.05	$11.77
50%	813,579	$0.06	$11.83
75%	406,789	$0.06	$11.83
90%	162,716	$0.06	$11.83

The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $18,661,292.28 that was in the Trust Account as of June 15, 2023.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. As of June 15, 2023, based on funds in the Trust Account of approximately $18,661,292.28 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of public shares was approximately $[•] per share (not taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of public shares who do not elect to redeem their public shares in connection with the Extension Amendment will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 2023.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides that it does not want to redeem its shares, the stockholder may withdraw the tender at any time prior to the Special Meeting. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.47 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on June 15, 2023 as reported on the Nasdaq Capital Market was $11.25.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m.

Eastern time on [•], 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Vote Required for Approval

The affirmative vote by holders of at least 50% of the Company’s outstanding shares of common stock, including the Founder Shares, the Representative Shares and the Private Placement Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and our Sponsor determines not to fund any additional extension as permitted by our existing charter, if a business combination has not been consummated, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 3,457,807 Founder Shares and 571,859 Private Placement Shares, representing approximately 22.26% of the Company’s issued and outstanding shares of common stock. The Sponsor, Maxim and our directors, executive officers and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor holds 3,457,807 Founder Shares, 571,859 Private Placement Units, all such securities deemed to be beneficially owned by our Chairman and Chief Executive Officer, all of which would expire worthless if a business combination is not consummated;

•        the fact that, unless the Company consummates a business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company, to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account (which such unreimbursed expenses amounted to $0.00 as of June 15, 2023);

•        the fact that the Sponsor has made outstanding loans to the Company in the aggregate amount of approximately $2,766,246 as of June 15, 2023 (which consists of approximately $1,383,123 outstanding under the First Extension Loan and $1,383,123 outstanding in connection with the October 2022 Extension), which amount the Company will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter currently provides that, without further Sponsor extension funding, the Company has until July 22, 2023 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms.

Our charter also states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before July 22, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 50% of all outstanding shares of common stock, including the Founder Shares, the Representative Shares, and the Private Placement Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders and because we will not be able to conclude a business combination within the time period permitted under the existing terms of our charter, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond July 22, 2023 to the Extended Date.

The Company is not asking you to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a business combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE CONVERSION AMENDMENT PROPOSAL

Overview

The proposed Conversion Amendment would amend the Company’s charter to allow the Company to convert shares of Class B common stock to shares of Class A common stock for a one-for-one basis at any time prior to closing of the business combination at the option of the holder. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. Even if approved, our Board retains the discretionary authority not to file the amendment implementing the Conversion Amendment if it subsequently determines that to do so would not be in the best interests of the Company and its stockholders.

Reasons for the Conversion Amendment

Our charter provides that the shares of Class B common stock shall automatically become convertible into shares of Class A common stock on a one-for-one basis upon the consummation of a business combination. The purpose of the Conversion Amendment is to allow the holders of Class B common stock to convert their shares of Class B common stock at any time prior to the closing of the business combination.

On April 19, 2023, the Company received a deficiency letter from the Listing Qualifications Department of the Nasdaq Stock Market notifying the Company that the Company longer meets the minimum 500,000 publicly held shares requirement for The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(4) (the “Public Shares Requirement”). The notification received has no immediate effect on the Company’s Nasdaq listing. On June 5, 2023, the Company submitted a plan to regain compliance with the Public Shares Requirement. On April 21, 2023, the Company received a deficiency letter from the Staff of Nasdaq notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Listed Securities was below the $35 million minimum requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has been provided an initial period of 180 calendar days, or until October 18, 2023 (the “Compliance Date”), to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, the Company’s MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide the Company with written confirmation of compliance with the MVLS Requirement. The Company intends to monitor the market value of the Company’s listed securities and may, if appropriate, consider available options to regain compliance with the MVLS Requirement. Together with the Extension Amendment Proposal, the Conversion Amendment Proposal will give the Company further flexibility to retain stockholders and meet Nasdaq continued listing requirements in the event that the Extension Amendment is approved and redemptions otherwise cause the Company to no longer be in compliance with Nasdaq’s listing standards.

If the Conversion Amendment is Approved

If the Conversion Amendment Proposal is approved and implemented, the Conversion Amendment in the form of Annex A hereto will, upon adoption by the stockholders, be effective. Upon the approval of the Conversion Amendment Proposal, the Sponsor intends to convert a portion or all of its shares of Class B common stock to shares of Class A common stock.

The as-converted Class A common stock will remain subject to all of the restrictions applicable to the pre-conversion Class B common stock, including the prohibition on transferring, assigning or selling such shares until the earlier to occur of: (A) six months after the completion of a business combination, and (B) subsequent to a business combination, (x) if the last reported sale price of the shares of Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a business combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the public stockholders having the right to exchange their shares of common stock for cash, securities or other property (except with respect to permitted transferees), and the obligation to vote in favor of a business combination as described in the prospectus for our IPO. Additionally, upon conversion of any shares of Class B common stock to shares of Class A common stock, such shares of Class A common stock shall still not be entitled to receive funds from the Trust Account through redemptions or otherwise.

If the Conversion Amendment Is Not Approved

If the Conversion Amendment is not approved and there are significant requests for redemption, such redemption may prevent the Company from being able to extend the time available to consummate a business combination. Additionally, if the Conversion Amendment is not approved, the shares of Class B common stock would only become convertible upon consummation of a business combination. In the event the Extension Amendment Proposal is approved and shareholder redemptions are processed in connection with such approvals, we may not have enough shares of Class A common stock outstanding to remain in compliance with Nasdaq continued listing standards, and Nasdaq may delist our securities. If Nasdaq delists our securities, we may have greater difficulty in completing the business combination.

Vote Required for Approval

The affirmative vote of the holders of a majority of the then issued and outstanding shares of Class B common stock on the Record Date, voting as a single class, is required to approve the Conversion Amendment Proposal. If the Conversion Amendment Proposal is not approved, the Conversion Amendment will not be implemented. Failure to vote in person (including virtually) or by proxy at the Meeting, abstentions from voting or broker non-votes will have the same effect as an “AGAINST” vote on the Conversion Amendment Proposal. As discussed above, the Conversion Amendment Proposal is an advisory vote and therefore is not binding on our Board. Furthermore, the Extension is not conditioned on the separate approval of the Conversion Amendment Proposal. Accordingly, regardless of the outcome of the non-advisory vote on the Conversion Amendment Proposal, However, as discussed above, approval of the Conversion Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal.

In the event the Extension Amendment Proposal is approved and stockholder redemptions are processed in connection with such approvals, we may not have enough shares of Class A common stock outstanding to remain in compliance with Nasdaq continued listing standards, and Nasdaq may delist our securities. If Nasdaq delists our securities, we may have greater difficulty in completing a business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposals. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 571,859 shares of our Class A common stock and 3,457,807 shares of our Class B common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Recommendation of the Board

Our Board recommends that our stockholders vote “FOR” the approval of the Conversion Amendment Proposal.

THE AUDITOR RATIFICATION PROPOSAL

We are asking the stockholders to ratify the Audit Committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Marcum has audited our financial statements for the fiscal year(s) ended December 31, 2021 and 2022. A representative of Marcum is not expected to be present at the Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2022 and for the period from February 25, 2021 (inception) through December 31, 2021 totaled approximately $115,360 and $31,930, respectively. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2022 and for the period from February 25, 2021 (inception) through December 31, 2021 we did not pay Marcum any audit-related fees.

Tax Fees

The Company paid Marcum $8,755 and $0, respectively, for tax services, planning or advice for the years ended December 31, 2022 and for the period from February 25, 2021 (inception) through December 31, 2021.

All Other Fees

We did not pay Marcum for any other services for the years ended December 31, 2022 and for the period from February 25, 2021 (inception) through December 31, 2021.

Our Audit Committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2022, our audit committee may reconsider the selection of Marcum as our independent registered public accounting firm.

Vote Required for Approval

The ratification of the appointment of Marcum requires the vote of a majority of the votes cast by stockholders present (including virtually) or represented by proxy and entitled to vote on the matter at the Special Meeting. All holders of the Company’s common stock are entitled to vote on this proposal. Abstentions will have no effect on this proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal. Broker non-votes will count as votes cast on the Auditor Ratification Proposal.

Recommendation of the Board

Our Board recommends a vote “FOR” the ratification of the selection of Marcum by the Audit Committee as the Company’s independent registered public accounting firm.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the applicable financial statement accounting rules of Section 451(b) of the Code, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning rights) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the right. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the three-quarters of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and the Conversion Amendment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place.    The Special Meeting of the Company’s stockholders will be held at [•] Eastern Time on [•], 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/[•]. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/[•], enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.

Quorum.    A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 3,008,424 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A common stock at the close of business on [•], 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s rights do not carry voting rights.

Votes Required.    Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 50% of the Company’s common stock outstanding on the record date, including the Founder Shares, the Representative Shares, and the Private Placement Shares. If you do not vote or you abstain from voting on the Extension Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Approval of the Conversion Amendment Proposal requires (i) at least 50% of the Company’s outstanding shares of common stock, including the Founder Shares, the Representative Shares and the Private Placement shares and (ii) the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class B common stock, voting as a single class, present and entitled to vote at the Special Meeting. Our Sponsor owns all of the outstanding shares of Class B common stock and has advised us that it intends to vote all of its shares of Class B common stock in favor of the Conversion Amendment Proposal. If you do not vote or you abstain from voting on the Conversion Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Auditor Ratification Proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal.

At the close of business on the record date of the Special Meeting, there were 2,441,063 shares of Class A common stock and 3,457,807 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposals to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Charter Amendment Proposals so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment and Conversion Amendment. If the Extension Amendment Proposal and, if necessary, the Conversion Amendment Proposal are approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

Redemption Rights.    If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. As of June 15, 2023, based on funds in the Trust Account of approximately $18,661,292.28 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of public shares was approximately $11.47 per share (not taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of public shares who do not elect to redeem their public shares in connection with the Extension Amendment will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date. See The Extension Amendment Proposal — Redemption Rights.

Appraisal Rights.    Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Morrow to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Morrow at (800) 662-5200 (toll free) or by email at CLOE.info@investor.morrowsodali.com.

Recommendation of the Board.    After careful consideration, the Board determined that each of the proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and recommends that you vote or give instructions to vote “FOR” each of these proposals.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our officers and directors as a group.

In the table below, percentage ownership is based on 5,898,870 shares of our common stock, consisting of (i) 2,441,063 shares of our Class A common stock (including all shares held in Class A form and all Class A shares underlying the private placement units and publicly traded units) and (ii) 3,457,807 shares of our Class B common stock, issued and outstanding as of the record date. On all matters to be voted upon, except for the election of directors of the board, holders of the shares of Class A common stock and shares of Class B common stock vote together as a single class. Currently, all of the shares of Class B common stock are convertible into Class A common stock on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Shares as these rights are not exercisable within 60 days of the date of this Report.

Name and Address of Beneficial Owne[r](1)	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Yntegra Capital Investments, LLC(2)	571,859	23.4	3,457,807	100.0	68.3
Felipe MacLean(2)	571,859	23.4	3,457,807	100.0	68.3
Chris Rebentisch(3)	—	—	—	—	—
Luis A. Guerra(3)	—	—	—	—	—
Per Bjorkman(3)	—	—	—	—	—
Marcos Angelini(3)	—	—	—	—	—
Ambassador Manuel Rocha(3)	—	—	—	—	—
All executive officers, directors and director nominees as a group	571,859	23.4	3,457,807	100.0	22.6

Other 5% holders
Mizuho Financial Group, Inc(4)	816,476	33.4	—	—	13.8
Owl Creek Asset Management, L.P.(5)	323,924	13.3	—	—	5.4
Polar Asset Management Partners Inc.(6)	300,000	12.3	—	—	5.0

____________

*        less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Yntegra Capital Investments, LLC, 1450 Brickell Avenue, Suite 2520, Miami, FL 33131.

(2)      Represents shares held by Yntegra Capital Investments, LLC, our sponsor. Felipe MacLean, our Chief Executive Officer, is the sole manager of our sponsor and as such, may be deemed to have beneficial ownership of the common stock held directly by our sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)      Does not include any shares held by our sponsor. This individual is a member of our sponsor but does not have voting or dispositive control over the shares held by our sponsor.

(4)      According to a Schedule 13G filed with the SEC on February 14, 2022, the listed shares are directly held by Mizuho Securities USA LLC (“Mizuho USA”). Mizuho USA is a wholly-owned subsidiary of Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC (collectively, the “Mizuho Entities”), and such, the Mizuho Entities may be deemed to be indirect beneficial owners such shares. The number of shares held by Mizuho Entities is reported as of December 31, 2021, which does not reflect any redemption of shares by the reporting persons in connection with the October 2022 Extension or any other transactions after December 31, 2021. The business address of Mizuho Financial Group, Inc. is 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan.

(5)      According to a Schedule 13G filed with the SEC on February 9, 2023, Owl Creek Asset Management, L.P. (“OCAM”) is the investment manager of a certain fund and a sub-advisor to a certain sub-account (the “Owl Creek Fund and Account”) with respect to the listed shares owned by the Owl Creek Fund and Account. Jeffrey A. Altman is managing member of the general partner of OCAM. The business address of OCAM and Mr. Altman is 640 Fifth Avenue, 20th Floor, New York, NY 10019.

(6)      According to a Schedule 13G/A filed with the SEC on February 13, 2023, the listed shares are directly held by Polar Multi-Strategy Master Fund (“PMSMF”). Polar Asset Management Partners Inc. (“Polar”) serves as the investment advisor to PMSFM with respect to such shares. The business address of Polar is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2024 annual meeting, assuming the meeting is held on or about [•], 2023, notice of a nomination or proposal must be delivered to us no later than [•], 2023 and no earlier than [•], 2023. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal is not approved and the Company fails to complete a qualifying business combination on or before July 22, 2023, there will be no annual meeting in 2024.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at gescalante@yntegra.us to inform us of such stockholder’s request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
Toll Free: (800) 662-5200 or (203) 658-9400
Email: CLOE.info@investor.morrowsodali.com

You may also obtain these documents by requesting them via e-mail from the Company at gescalante@yntegra.us.

If you are a stockholder of the Company and would like to request documents, please do so by [•], 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CLOVER LEAF CAPITAL CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

CLOVER LEAF CAPITAL CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Clover Leaf Capital Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 25, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 19, 2021 (the “Amended and Restated Certificate of Incorporation”).

2.      This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.      This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 50% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.      The text of Section 4.3(b)(i) of Article IV is hereby amended and restated to read in full as follows:

Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time at the election of each holder of such shares of Class B Common Stock and (B) automatically upon the closing of the business combination.

5.      The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)    Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option, if any) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the SEC on April 7, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial business combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial business combination by January 22, 2024 or such earlier date as may be determined by the Company’s board of directors, (or, if the Office of the Delaware Division of Corporations shall not be open for a full business day (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open for a full business day) (the “Deadline Date”) and (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial business combination or to redeem 100% of such shares if the Corporation has not consummated an initial business combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity (as described in Section 9.7). Holders of

Annex A-1

shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.      The text of Section of Section 9.1(c) of Article IX is hereby deleted in its entirety.

Annex A-2

IN WITNESS WHEREOF, Clover Leaf Capital Corp. has caused this Second Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [            ] day of [            ], 2023.

CLOVER LEAF CAPITAL CORP.
By:
Name:	Felipe MacLean
Title:	Chairman and Chief Executive Officer

Annex A-3

CLOVER LEAF CAPITAL CORP.
1450 Brickell Avenue, Suite 2520
Miami, FL 33131

SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
[•], 2023
YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2023

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated [•], 2023, in connection with the special meeting of stockholders in lieu of an annual meeting and at any adjournments thereof (the “Special Meeting”) to be held at [•] Eastern Time on [•], 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Felipe MacLean and Luis A. Guerra, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Clover Leaf Capital Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE CONVERSION AMENDMENT PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting in Lieu of Annual Meeting of Stockholders to be held on [•], 2023:

This notice of meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K
for the year ended
December 31, 2022 are available at
https://www.cstproxy.com/[•].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.	Please mark votes as indicated in this example		☒
Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from July 22, 2023 to January 22, 2024 or such earlier date as determined by the board of directors.

	☐	☐	☐
Proposal 2 – Conversion Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to provide for the elective right of holders of shares of Class B common stock, par value $0.0001 per share to convert such shares into shares of Class A common stock, par value $0.0001 per share on a one-for-one basis at any time prior to prior to the closing of a business combination.

	☐	☐	☐
Proposal 3 – Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN

Ratification of the selection of Marcum LLP by the audit committee of the Company’s board of directors to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

	☐	☐	☐
Proposal 4 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

	☐	☐	☐

Date: [      ], 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.